UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2022

BBX CAPITAL, INC.

(Exact name of registrant as specified in its charter)

Florida	000-56177	82-4669146
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 East Las Olas Boulevard, Suite 1900, Fort Lauderdale, Florida		33301
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 954-940-4900

Not applicable

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act: None

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth under, or incorporated by reference into, Item 5.07 below relating to the Amendment (as defined below) to the BBX Capital, Inc. 2021 Incentive Plan is incorporated into this Item 5.02 by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2022 Annual Meeting of Shareholders (the “Annual Meeting”) of BBX Capital, Inc. (the “Company”) was held on May 17, 2022. At the Annual Meeting, the Company’s shareholders approved (i) the election of the twelve director candidates nominated for election by the Company’s Board of Directors, each for a term expiring at the Company’s 2023 Annual Meeting of Shareholders, and (ii) an amendment (the “Amendment”) to the BBX Capital, Inc. 2021 Incentive Plan (the “Plan”) to increase the number of shares of the Company’s Class A Common Stock available for grant under the Plan from 900,000 shares to 1,700,000 shares, resulting in an increase in the total number of shares of the Company’s Class A Common Stock and Class B Common Stock available for grant under the Plan from 1,200,000 shares to 2,000,000 shares. Pursuant to the Company’s Articles of Incorporation, holders of the Company’s Class A Common Stock and Class B Common Stock were entitled to one vote per share and 11.34 votes per share, respectively, on each matter presented at the Annual Meeting. A summary of the voting results, as certified by the Inspector of Election for the Annual Meeting, Laurel Hill Advisory Group, LLC, is set forth below. A summary of the voting results, as certified by the Inspector of Election for the Annual Meeting, Laurel Hill Advisory Group, LLC, is set forth below.

Proposal 1: Election of Directors

Director Nominee	Votes For	Votes Withheld	Broker Non- Votes
Alan B. Levan	47,233,527	491,780	-
John E. Abdo	47,233,413	491,894	-
Jarett S. Levan	47,250,802	474,505	-
Seth M. Wise	47,243,357	481,950	-
Marcia Barry-Smith	47,266,921	458,386	-
Norman H. Becker	47,232,431	492,876	-
Andrew R. Cagnetta, Jr.	47,256,026	469,281	-
Steven M. Coldren	47,151,819	573,488	-
Gregory A. Haile	47,252,008	473,299	-
Willis N. Holcombe	47,160,314	564,993	-
Anthony P. Segreto	47,241,394	483,913	-
Neil Sterling	47,162,889	562,418	-

Proposal 2:  Approval of the Amendment to the BBX Capital, Inc. 2021 Incentive Plan

Votes For	Votes Against	Abstentions	Broker Non-Votes
46,799,020	766,776	159,511	-

A description of the Plan, as amended by the Amendment (including a description of the Plan Amendment), is set forth on pages 22 through 27 of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 19, 2022 with respect to the Annual Meeting (the “Proxy Statement”), is filed as Exhibit 99.1 hereto, and is incorporated herein by reference. In addition, the full text of the Plan, as amended by the Amendment, is attached as Appendix A to the Proxy Statement, is filed as Exhibit 10.1 hereto, and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

d) Exhibits.

10.1 BBX Capital, Inc. 2021 Incentive Plan, as Amended (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 19, 2022)

99.1 Description of the BBX Capital, Inc. 2021 Incentive Plan, as Amended (incorporated by reference to pages 22 through 27 of the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 19, 2022)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2022

BBX Capital, Inc.

By: /s/ Brett Sheppard
Brett Sheppard
Chief Financial Officer